UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 1, 2024, Akari Therapeutics, Plc (the “Company”) began to implement a reduction-in-force of approximately 67% of its total workforce as a result of the recently announced program prioritization under which the Company's HSCT-TMA program was suspended. The reduction-in-force is part of an operational restructuring plan and includes the elimination of certain senior management positions. The purpose of the restructuring plan, including the reduction-in-force, is to reduce HSCT-TMA related operating costs, while supporting the execution of the Company’s long-term strategic plan.

The Company currently expects expenses related to the reduction-in-force, consisting primarily of cash severance and termination benefits and related costs, to be in the range of approximately $3.1 million to $3.2 million, which includes approximately $1.6 million of non-cash expenses related to vesting of equity awards. The Company expects these costs to be payable through the fourth quarter of 2024. These estimates are subject to a number of assumptions, and actual results may differ. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the operational restructuring plan, including the reduction-in-force.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 7, 2024, Rachelle Jacques resigned from the Board of Directors (the “Board”), effective May 7, 2024. In connection with Ms. Jacques’ resignation from the Board, the Board reduced its size to five members. There was no disagreement between Ms. Jacques and the Company on any matter related to the Company’s operations, policies or practices that led to Ms. Jacques’ resignation from the Board.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements related to the expected costs and timing associated with reduction-in-force and expected reductions of operating expenses. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts. In addition, the Company’s costs may be greater than anticipated and the workforce and operating expense reductions may have an adverse impact on the Company’s development activities. Additionally, these forward-looking statements should be considered in conjunction with the cautionary statements and risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and its other filings filed from time to time with the Securities and Exchange Commission. The Company does not assume any obligation to update any forward-looking statement, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to subscribe for, buy or sell or the solicitation of an offer to subscribe for, buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of, or offer to sell or buy, securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is for informational purposes only. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Akari and Peak Bio expect to file with the SEC a Registration Statement on Form S-4. The Registration Statement on Form S-4 will include a prospectus of Akari and a joint proxy statement of Akari and Peak Bio, and each party may also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY

THE REGISTRATION STATEMENT ON FORM S-4, JOINT PROXY STATEMENT/ PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION. You may obtain a free copy of the Registration Statement on Form S-4, joint proxy statement/prospectus and other relevant documents (if and when they become available) that are or will be filed with the SEC for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Akari will be available free of charge on Akari’s website at http://investor.akaritx.com/or by contacting Akari’s Investor Relations Department at http://investor.akaritx.com/investor-resources/contact-us. Copies of the documents filed with the SEC by Peak Bio will be available free of charge on Peak Bio’s website at https://peak-bio.com/investorsor by contacting Peak Bio’s Investor Relations Department at https://peak-bio.com/contact.

Participants in the Solicitation

Akari, Peak Bio and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Akari, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Akari’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 29, 2024, subsequent quarterly and current reports on Form 10-Q and -K, respectively, and other documents that may be filed from time to time with the SEC. Information about the directors and executive officers of Peak Bio, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Peak Bio’s proxy statement for its 2022 Special Meeting of Stockholders, which was filed with the SEC on October 19, 2022, the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on June 29, 2023, subsequent quarterly and current reports on Form 10-Q and Form 8-K, respectively, and other documents that may be filed from time to time with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Security holders, potential investors and other readers should read the joint proxy statement/prospectus, included in the Registration Statement on Form S-4 carefully when it becomes available before making any voting or investment decision. You may obtain free copies of these documents from Akari or Peak Bio using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: May 7, 2024	By:	/s/ Samir R. Patel, M.D.
Samir R. Patel, M.D.
Interim President and Chief Executive Officer